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                                                                   EXHIBIT 10.13

                                   AMENDMENT
                                    TO THE
                                 VENCOR, INC.
                      1987 INCENTIVE COMPENSATION PROGRAM

                                April 30, 1998

     Section 11.6 of the Program is amended by adding the following at the end thereof:

                The consummation of the transactions contemplated by the spin-off of Vencor Healthcare, Inc. and the distribution of shares of Vencor Healthcare, Inc. to the shareholders of the Company shall not result in a Participant's termination of employment under the Plan until such Participant terminates employment from Vencor Healthcare, Inc.

                                        VENCOR, INC.


                                        BY:/s/ W. Bruce Lunsford
                                           ---------------------
                                           W. Bruce Lunsford
                                           Chairman of the Board,
                                           President and CEO